SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

         Filed by the registrant [ X ]

         Filed by a party other than the registrant [   ]

         Check the appropriate box:

         [ ]    Preliminary proxy statement.

         [X]    Definitive proxy statement.

         [ ]    Definitive additional materials.

         [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                          COMMUNITY CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [X]    No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                (1) Title of each class of securities to which transaction applies: ______________________________________________

                (2) Aggregate number of securities to which transaction applies: ______________________________________________

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                         _______________________________________________________

                (4)      Proposed maximum aggregate value of transaction:

                (5)      Total fee paid: _______________________________________

                [ ]      Fee paid previously with preliminary materials.
                         _______________________________________________________

                [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         (1)      Amount Previously Paid:_______________________

                         (2)      Form, Schedule or Registration Statement No.:
                                  ______________________________________________

                         (3)      Filing Party:_________________________________

                         (4)      Date Filed:___________________________________

                          COMMUNITY CAPITAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  May 24, 2000


         Notice is hereby given that the Annual Meeting of Shareholders of Community Capital Corporation will be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina on Wednesday, May 24, 2000, at 11:30 a.m., for the following purposes:

         (1)      To elect nine members to the Board of Directors;

         (2) To ratify the appointment of Tourville, Simpson & Caskey, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders whose names appeared of record on the books of the Company on April 3, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.



                                  By Order of the Board of Directors,

                                  William G. Stevens
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  Charles J. Rogers
                                       CHAIRMAN OF THE BOARD


Greenwood, South Carolina
April 17, 2000

                          COMMUNITY CAPITAL CORPORATION
                             1402-C HIGHWAY 72 WEST
                         GREENWOOD, SOUTH CAROLINA 29649


                                 PROXY STATEMENT

GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Capital Corporation (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the Inn on the Square at 104 Court Street, Greenwood, South Carolina, on Wednesday, May 24, 2000 at 11:30 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (a) to elect nine members of the Board of Directors, (b) to ratify the appointment of Tourville, Simpson & Caskey, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000, and (c) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about April 17, 2000.

         Any shareholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock (the "Common Stock") held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

VOTING SECURITIES OUTSTANDING

         The Board of Directors has fixed April 3, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof. As of the Record Date, there were 3,084,956 issued and outstanding shares of the Common Stock held of record by approximately 1,250 shareholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Article of Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

QUORUM

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or an adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and, therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

          The Company's Articles of Incorporation provide for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board of Directors is elected at each annual meeting to serve until the third annual shareholders meeting after their election. At the date of the Annual Meeting, the Board of Directors will consist of twenty directorships divided into two classes of seven directors whose terms expire at the Annual Meeting and the first annual meeting following the forthcoming Annual Meeting and one class of six directors each whose terms expire at the second consecutive annual meeting following the forthcoming Annual Meeting.

         In January 2000, Hazel B. Hughes, James A. Lollis, Donna W. Robinson and William F. Steadman resigned from the Board of Directors. Following these resignations, the Board of Directors dispensed with two of the four vacancies created by these resignations by reducing from seven to six directors the size of the director class expiring at the annual meeting expected to be held in 2001, and reducing from eight to seven directors the size of the director class expiring at the annual meeting expected to be held in 2002. Harold Clinkscales, Jr. was elected by the Board of Directors in January 2000 to fill the vacancy created by Mr. Lollis' resignation, and William W. Riser, Jr. was elected by the Board of Directors in February 2000 to fill the vacancy created by Mr. Steadman's resignation.

         The Board of Directors has nominated the following nine nominees for election to the Board of Directors:

         John W. Drummond, B. Marshall Keys, Clinton C. Lemon, Jr., George B. Park, George D. Rodgers, Charles J. Rogers, and Thomas E. Skelton are being nominated to serve from the date of their election at the Annual Meeting until the annual meeting expected to be held in 2003.

         William W. Riser, Jr. is being nominated to serve from the date of his election at the Annual Meeting until the annual meeting expected to be held in 2002.

         Harold Clinkscales, Jr. is being nominated to serve from the date of his election at the Annual Meeting until the annual meeting expected to be held in 2001.

All of the nominees except Mr. Keys are currently members of the Board of Directors. For additional information on each of these nominees, see the information set forth elsewhere in this Proxy Statement under the heading "Management - Directors."

         In accordance with the Bylaws of the Company, those nine nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A shareholder executing the enclosed proxy may vote for any or all of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgement.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Tourville, Simpson & Caskey, Certified Public Accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 2000, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Tourville, Simpson & Caskey is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholder proposals intended to be presented at the Annual Meeting of Shareholders expected to be held in 2001 must be received by the Company by December 20, 2000 for possible inclusion in the proxy material relating to such meeting.

                                   MANAGEMENT

DIRECTORS

         Set forth below is the age and certain biographical information with respect to each of the nine nominees for election as directors at the forthcoming Annual Meeting and with respect to each of the directors whose terms will continue beyond the Annual Meeting.

DIRECTOR NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING EXPECTED TO BE HELD IN 2003:

         JOHN W. DRUMMOND, 80, has owned and operated Drummond Oil Company since 1960 and has served as a member of the South Carolina Senate since 1965. He has served as a director of the Company since its inception in April 1988.

         B. MARSHALL KEYS, 48, has owned and operated Palmetto Insurance Associates, LLC in Belton, South Carolina for over five years.

         CLINTON C. LEMON, JR., 55, has served as Chairman and Chief Executive Officer of Southern Bulk Haulers, Inc. since 1989, and Chairman and Chief Executive Officer of Southern Tank Transport in Harleyville, South Carolina since 1994. Mr. Lemon has served as a director of the Company since March 1997 and is Chairman of the Board of Community Bank & Trust in Barnwell, South Carolina, a wholly-owned subsidiary of the Company.

         GEORGE B. PARK, 49, has served as President and Chief Executive Officer of Otis S. Twilley Seed Company, Inc., a mail order seed company, since August 1993 and as President and owner of GeoSeed, a seed distribution company, since August 1993. Mr. Park has also served as Managing Director of K. Sahin Zaden, B.V., a flower seed breeding and production company. Prior to 1989, he was co-owner, Vice President and Corporate Secretary of George W. Park Seed Company. He has served as a director of the Company since its inception in April 1988.

         GEORGE D. RODGERS, 56, has been the owner of Palmetto Insurance Associates, LLC and its predecessor in Clemson, South Carolina since 1985. Mr. Rodgers has served as a director of the Company since June 1995.

         CHARLES J. ROGERS, 67, has served as Chairman of the Board of Directors of the Company since January 1989. He has served as President of The Organizational Paths Company, a consulting firm for organizational strategies, since July 1993. Mr. Rogers served as team leader of the Greenwood Plant of the Monsanto Chemical Company from 1982 until June 1993. He has served as a director of the Company since its inception in April 1988.

         THOMAS E. SKELTON, PH.D., 69, served as Professor of Entomology at Clemson University from 1969 until his retirement on June 30, 1997. He served as the head of the Clemson University Entomology Department from June 1992 through June 1995 and as Interim Dean of the College of Agriculture, Forestry and Life Sciences from July 1995 through August 1996. Dr. Skelton is General Partner, SVT Properties and co-owner of Skelton Properties, both of which are real estate investment companies. Dr. Skelton has served as a director of the Company since June 1995.

DIRECTOR NOMINEE FOR TERM EXPIRING AT THE ANNUAL MEETING EXPECTED TO BE HELD IN 2002:

         WILLIAM W. RISER, JR., 80, has served as President of Country Clean, Inc. of Newberry since 1971 and has served as Managing Partner of Plaza Management Group, a South Carolina general partnership, since 1997. He is retired from the US Air Force, having joined in 1941. Mr. Riser has served as a director of the Company since February 2000.

DIRECTOR NOMINEE FOR TERM EXPIRING AT THE ANNUAL MEETING EXPECTED TO BE HELD IN 2001:

         HAROLD CLINKSCALES, JR., 47, has served as President and owner of Southern Burglar and Fire Alarm Company, Inc. since 1974. He has served as a director of the Company since January 2000 and is Chairman of the Board of TheBank in Belton, South Carolina, a wholly-owned subsidiary of the Company.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING EXPECTED TO BE HELD IN 2002:

         PATRICIA C. EDMONDS, 45, has served as the Executive Director of the Upper Savannah Council of Governments since March 1990 and served as its Assistant Director from August 1984 to March 1989. She has served as a director of the Company since its inception in April 1988.

         MILES LOADHOLT, 57, has served as Senior Partner of Ness, Motley, Loadholt, Richardson & Poole since 1968. He has served as a director of the Company since May 1999.

         THOMAS C. LYNCH, JR., 64, served as a pharmacist and President of Lynch Drug Company, a retail pharmacy in Clemson, South Carolina, from 1963 until its sale to Eckerd Drug, Inc. in January 1997. Mr. Lynch has served as a director of the Company since June1995 and is Chairman of the Board of Clemson Bank & Trust in Clemson, South Carolina, a wholly-owned subsidiary of the Company.

         H. EDWARD MUNNERLYN, 56, has served as President and owner of Munnerlyn Company, a corporate apparel and uniforms company, since January 1989. Prior to 1989 has was employed by Greenwood Mills, Inc. ("GMI"), a textile manufacturer, for twenty years and was Executive Vice President when he left GMI in 1988. He has served as a director of the Company since its inception in April 1988.

         JOSEPH H. PATRICK, JR., 56, has served as President of Southern Resources, LLP since January 1996. From 1984 to January 1996, he served as President and co-owner of Southern Brick Company. Mr. Patrick has served as a director of the Company since its inception in April 1988 and is Chairman of the Board of Greenwood Bank & Trust in Greenwood, South Carolina, a wholly-owned subsidiary of the Company (the "Greenwood Bank").

         LEX D. WALTERS, 61, has served as President of Piedmont Technical College since 1968. He has served as a director of the Company since its inception in April 1988.

 CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING EXPECTED TO BE HELD IN 2001:

         DAVID P. ALLRED, 61, is a retired medical doctor who was in private practice in Saluda, North Carolina from April 1994 until April 1998 and was in private practice in Beaufort, South Carolina from July 1990 to December 1993. From September 1988 to July 1990, he was employed by the Medical University of South Carolina, From August 1971 through August 1988, he was in private medical practice in Greenwood, South Carolina. He has served as a director of the Company since its inception in April 1988.

         EARL H. BERGEN, 79, has owned and has served as President of Bergen's Factors, Inc. since 1988. From 1953 to 1987 Mr. Bergen was sole proprietor of Bergen's Inc. retail stores. Mr. Bergen has served as a director of the Company since July 1997 and is Chairman of the Board of Mid State Bank in Newberry, South Carolina (the "Newberry Bank").

         ROBERT C. COLEMAN, 54, has owned and has served as President of Coleman Realty Company since 1976 and as a partner in DB&B, LLC, a commercial real estate development partnership, since January 1997. He has served as a director of the Company since its inception in April 1988.

         WAYNE Q. JUSTESEN, JR., 54, has been employed by GMI since 1978 and has served as Secretary and General Counsel of GMI since 1983. He has served as a director of the Company since its inception in April 1988.

         WILLIAM G. STEVENS, 55, has served as President and Chief Executive Officer and a director of the Company since its inception in April 1988. He served as Chief Executive Officer of the Greenwood Bank from 1989 until May 1998. Mr. Stevens was employed by NCNB National Bank of South Carolina (formerly Bankers Trust) for eighteen years prior to 1987.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company had a total of ten regular meetings during 1999 and one special meeting. No directors except James M. Horton and Messrs. Drummond, Justesen, Rodgers and Walters attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served. Mr. Horton is not standing for reelection at the Annual Meeting.

         Among its standing committees, the Board of Directors has established an Audit Committee, a Compensation Committee, an Asset/Liability Committee and a Nominating Committee.

         The Audit Committee currently consists of Messrs. Horton, Munnerlyn, Rodgers, Rogers and Stevens. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal control structure, undertakes certain other activities related to the fiscal affairs of the Company and makes recommendations to the Board of Directors as may be appropriate. This Committee met seven times during 1999.

         The Compensation Committee currently consists of Messrs. Bergen, Clinkscales, Coleman, Justesen, Lemon, Rogers and Skelton. This Committee reviews and recommends to the Board of Directors the salaries and other compensation of all officers and directors of the Company. This Committee also administers the Company's 1997 Stock Incentive Plan. This Committee met nine times during 1999.

         The Asset/Liability Committee currently consists of Messrs. Allred and Stevens. This Committee oversees and coordinates the entire investment portfolio of the Company, including all of its subsidiaries. This Committee met one time during 1999.

         The Nominating Committee was established by the Board in March 1999 and currently consists of Messrs. Lemon, Horton, Park, and Rodgers. This Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director and recommends director nominees to the Board. The Nominating Committee met one time in 1999. The Nominating Committee will consider nominees recommended by the shareholders, provided the nomination is made in writing, provides pertinent information concerning the nominee's background and experience, and is received by the Secretary of the Company no later than thirty days prior to the Annual Meeting, unless the Company notifies the shareholders otherwise.

EXECUTIVE OFFICERS

         The following individuals constitute the executive officers of the Company, each of whom has held the indicated office for over five years:

NAME                       AGE     OFFICES HELD
----                       ---     ------------

William G. Stevens          55     President and Chief Executive Officer

James H. Stark              65     Chief Financial Officer, Executive Vice
                                   President and Secretary

                             MANAGEMENT COMPENSATION

COMPENSATION OF OFFICERS

         The following table summarizes for each of the indicated years the compensation earned by the Company's President and Chief Executive Officer and by each of the other executive officers of the Company and its subsidiaries whose annual compensation from the Company for all services provided to the Company or such subsidiaries during any of the indicated years exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                            ANNUAL COMPENSATION              COMPENSATION AWARDS
                                      ---------------------------------- --------------------------
                                                                          SHARES OF COMMON STOCK
                                                                                UNDERLYING             ALL OTHER
   NAME AND PRINCIPAL POSITIONS       YEAR       SALARY        BONUS              OPTIONS            COMPENSATION
------------------------------------- ---------------------------------- -------------------------- --------------
William G. Stevens                    1999     $ 201,773      $  -0-               4,500                $ 9,173
   PRESIDENT AND CHIEF EXECUTIVE
   OFFICER OF THE COMPANY             1998       201,545         -0-               4,725                  9,346

                                      1997       159,643       21,114               -0-                   7,337


Hazel B. Hughes                       1999       133,354         -0-               2,000                  7,192
   PRESIDENT AND CHIEF EXECUTIVE
   OFFICER OF THE GREENWOOD BANK      1998       108,495       24,458              2,100                  5,243

                                      1997        82,000       13,613               -0-                   4,022
------------------------------------- ---------------------------------- -------------------------- --------------

         Amounts included under the heading "Salary" for Mr. Stevens in 1999, 1998 and 1997 include aggregate director compensation of $11,098, $12,545, and $9,515, respectively. The amount included under the heading "Salary" for Ms. Hughes in 1999 includes aggregate director compensation of $7,291. Amounts included under the heading "All Other Compensation" for Mr. Stevens and Ms. Hughes in 1999 include (i) $1,591 and $1,026, respectively, of premiums for life insurance provided by the Company for the benefit of each officer, and (ii) $7,582 and $6,166, respectively, in Company contributions to the Company's 401(k) plan for the account of each officer. The 1998 share amounts under the heading "Long-Term Compensation Awards" have been adjusted to reflect the impact of a stock dividend in 1998.

OPTION GRANTS

         The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1999 to the officers included in the Summary Compensation Table above. The Company has granted no stock appreciation rights to any of its executive officers or other employees.

                                          OPTION GRANTS IN LAST FISCAL YEAR
                                                  INDIVIDUAL GRANTS
                             --------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                                                                              AT ASSUMED ANNUAL RATES
                                 NUMBER OF         % OF TOTAL       EXERCISE                OF STOCK PRICE APPRECIATION
                                SECURITIES      OPTIONS GRANTED      OR BASE                      FOR OPTION TERM
                                UNDERLYING        TO EMPLOYEES      PRICE PER   EXPIRATION  ---------------------------
NAME                          OPTIONS GRANTED        IN 1999          SHARE        DATE          5%           10%
---------------------------- ------------------ ----------------- ------------- ----------- ------------ --------------
William G. Stevens                 4,500              3.13 %        $ 10.38       5/26/04     $ 12,915     $ 28,530
Hazel B. Hughes                    2,000              1.39            10.38       5/26/04        5,740       12,680
---------------------------- ------------------ ----------------- ------------- ----------- ------------ --------------

YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to unexercised options to purchase Common Stock held at December 31, 1999 by the officers included in the Summary Compensation Table above. No options were exercised by either of these two officers during 1999.

                        DECEMBER 31, 1999 OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                                        NUMBER OF SECURITIES UNDERLYING                IN-THE-MONEY
                                      UNEXERCISED OPTIONS AT 12/31/99  (1)      OPTIONS  AT  12/31/99 (2)
                                     ------------------------------------    ------------------------------
NAME                                      EXERCISABLE    UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
-------------------------------------- ---------------- ---------------      ------------- ---------------
William G. Stevens                           51,528          4,500            $   11,929      $      -0-
Hazel B. Hughes                              17,002          2,000                 3,313             -0-
-------------------------------------- ---------------- ---------------      ------------- ----------------

---------------
(1) Amount represents shares of Common Stock, as adjusted for the payment of stock dividends.
(2) The value amount in the table has been calculated on the basis of the $8.50 per share closing price of the Common Stock on December 31, 1999 as reported on the American Stock Exchange.

COMPENSATION OF DIRECTORS

         Traditionally, directors of the Company have each received $150 per month for their services as directors, plus a fee of $75 for attending each regular and special board or committee meeting. During 1999, these fees were paid only for the months of July and August, and the Board has voted to forgo any of these fee payments for any of the other months of 1999. Beginning in January 2000, directors of the Company each receive $250 per month for their services as directors, plus a fee of $50 for attending each regular and special board or committee meeting. All directors of the Company are also reimbursed by the Company for all out-of-pocket expenses, including mileage, reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Each of the Company's wholly-owned bank subsidiaries (Greenwood Bank & Trust, Clemson Bank & Trust, Community Bank & Trust, TheBank, and Mid State Bank, collectively, the "Banks"), in the ordinary course of its business, makes loans to and has other transactions with directors, officers of the Company and their associates ("Affiliated Persons"). All loans, other extensions of credit and other transactions between Affiliated Persons and any of the Banks or the Company are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and do not involve more than the normal risk of collectibility or present other unfavorable features. Each of the Banks expect to continue to enter into transactions in the ordinary course of business on similar terms with such Affiliated Persons. The aggregate dollar amounts of such loans outstanding to Affiliated Persons of Greenwood Bank & Trust, Clemson Bank & Trust, Community Bank & Trust, TheBank and Mid State Bank were approximately $6,427,133, $3,430,809, $4,104,683, $1,977,022, and $1,935,237, respectively, at
December 31, 1999.

         The Greenwood Bank operates a branch location of approximately 2,400 square feet on Laurel Avenue in Greenwood, South Carolina. The land and building housing this branch are leased by the Greenwood Bank from Robert C. Coleman, a director of the Company and the Greenwood Bank. The lease expires on July 31, 2006. Annual lease payments by the Greenwood Bank under this lease were $42,000 in the fiscal year ended December 31, 1999. The Greenwood Bank is responsible for all taxes, fees, utilities, maintenance and insurance costs relating to the leased premises. The Company believes that the terms of the Greenwood Bank's lease with Mr. Coleman are no more or less favorable to the Greenwood Bank than those that would be obtainable through arm's length negotiations with unrelated third parties for similar property.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of March 15, 2000. Information is presented for (i) each director, each nominee for director, and each executive officer of the Company, individually, and (ii) all directors and executive officers of the Company, as a group. As of that date, the Company did not know of any shareholder who was the beneficial owner of more than five percent of the outstanding Common Stock. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock reflected as being beneficially owned by that shareholder.

                                             NUMBER OF SHARES
                                               BENEFICIALLY
 NAME                                           OWNED (1)      PERCENTAGE (1)
 --------------------------------------- -------------------- ---------------
 George B. Park........................         74,973 (2)         2.41%
 William G. Stevens....................         64,383 (3)          2.05
 David P. Allred.......................         63,259 (4)          2.03
 Lex D. Walters........................         56,902 (5)          1.83
 Charles J. Rogers.....................         55,778 (6)          1.80
 Joseph H. Patrick, Jr.................         52,122 (7)          1.68
 John W. Drummond......................         44,799 (8)          1.44
 Wayne Q. Justesen, Jr.................         36,446 (9)          1.17
 Thomas C. Lynch, Jr...................         30,993 (10)         1.00
 Miles Loadholt........................         30,266 (11)          *
 Harold Clinkscales, Jr................         12,824 (12)          *
 H. Edward Munnerlyn...................         26,848 (13)          *
 Hazel B. Hughes.......................         25,092 (14)          *
 Clinton C. Lemon, Jr..................         24,636 (15)          *
 Earl H. Bergen........................        19,468 (16)           *
 Thomas E. Skelton.....................        19,091 (17)           *
 James H. Stark........................        19,047 (18)           *
 Patricia C. Edmonds...................        17,392 (19)           *
 Robert C. Coleman.....................        14,711 (20)           *
 William W. Riser, Jr..................        11,400 (21)           *
 George D. Rodgers.....................         9,039 (22)           *
 B. Marshall Keys......................         8,112 (23)           *
 All directors and executive officers
     as a group (22 persons)...........       717,581               21.07
*    Amount represents less than 1.0%.
(1) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage ownership is based on 3,084,956 shares outstanding on March 15, 2000.
(2) Includes 29,724 shares issuable pursuant to currently exercisable stock options.
(3) Includes 51,528 shares issuable pursuant to currently exercisable stock options and 9,308 shares held by Mr. Steven's wife.
(4) Includes 29,724 shares issuable pursuant to currently exercisable stock options and 4,861 held by Mr. Allred's wife.
(5) Includes 23,342 shares issuable pursuant to currently exercisable stock options and 5,736 shares held by Mr. Walter's wife.
(6) Includes 23,342 shares issuable pursuant to currently exercisable stock options, 105 shares held jointly with Mr. Roger's wife, and 1,919 shares held by Mr. Roger's wife.
(7) Includes 20,152 shares issuable pursuant to currently exercisable stock options and an aggregate of 252 shares held for two of Mr. Patrick's sons.
(8) Includes 23,342 shares issuable pursuant to currently exercisable stock options.
(9) Includes 20,152 shares issuable pursuant to currently exercisable stock options and 344 shares held by Mr. Justesen as custodian for two of Mr. Justesen's sons.
(10) Includes 4,200 shares issuable pursuant to currently exercisable stock options and 23,608 shares held jointly with Mr. Lynch's wife.
(11) Includes 2,100 shares issuable pursuant to currently exercisable stock options.
(12) Includes 2,100 shares issuable pursuant to currently exercisable stock options.
(13) Includes 20,152 shares issuable pursuant to currently exercisable stock options, 33 shares held by Mr. Munnerlyn's wife, and 518 shares held by Mr. Munnerlyn's son.
(14) Includes 17,000 shares issuable pursuant to currently exercisable stock options, 5,592 shares held in an IRA for Ms. Hughes, and 2,500 shares held in an IRA for Ms. Hughes' husband.
(15) Includes 2,625 shares held in the C.Calhoun Lemon, Sr. 1972 Trust, and 1,912 shares held in the C.Calhoun Lemon, Sr. Trust A.
(16) Includes 2,625 shares issuable pursuant to currently exercisable stock options, 5,505 shares held jointly with Mr. Bergen's wife, and 2220 shares owned by Mr. Bergen's wife.
(17) Includes 4,200 shares issuable pursuant to currently exercisable stock options and 2,315 shares held jointly with Dr. Skelton's wife.
(18) Includes 16,686 shares issuable pursuant to currently exercisable stock options, 636 shares held in an IRA for Mr. Stark, and 1,725 shares held jointly with Mr. Stark's wife.
(19) Includes 10,579 shares issuable pursuant to currently exercisable stock options.
(20) Includes 12,174 shares issuable pursuant to currently exercisable stock options and 548 shares held in an account for Mr. Coleman's children of which Mr. Coleman serves as trustee.
(21) Includes 2,100 shares issuable pursuant to currently exercisable stock options.
(22) Includes 4,200 shares issuable pursuant to currently exercisable stock options and 190 shares in an IRA for Mr. Rodger's wife.
(23) Includes 2,100 shares issuable pursuant to currently exercisable stock options and 1,125 shares held in a family trust.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of holdings and transactions in the Company's securities with the Securities and Exchange Commission. On the basis of Company records and other information, the Company believes that all filing requirements under Section 16(a) of the 1934 Act applicable to its officers and directors were satisfied with respect to the Company's fiscal year ended December 31, 1999.

                                  ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING DELIVERED TO SHAREHOLDERS CONCURRENTLY WITH THE DELIVERY OF THIS PROXY STATEMENT. SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED WHO DESIRE AN ADDITIONAL COPY OF THE FORM 10-K, WITHOUT CHARGE, MAY OBTAIN ONE BY MAKING WRITTEN REQUEST TO MR. JAMES H. STARK, CHIEF FINANCIAL OFFICER, 1402-C HIGHWAY 72 WEST, GREENWOOD, SOUTH CAROLINA 29649.



                                       By Order of the Board of Directors,



                                       William G. Stevens
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                       Charles J. Rogers
                                          CHAIRMAN OF THE BOARD


Greenwood, South Carolina
April 17, 2000

                                 REVOCABLE PROXY

         PLEASE MARK VOTES
 [X]     AS IN THIS EXAMPLE         COMMUNITY CAPITAL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 24, 2000 AT THE INN ON THE SQUARE, 104 COURT STREET, GREENWOOD, SOUTH CAROLINA AT 11:30 A.M. LOCAL TIME.

The undersigned hereby appoints William G. Stevens and James H. Stark, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Community Capital Corporation, South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2000 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:


                           --------------------------

Please be sure to sign and date this Proxy in the box below.      Date


---------------------------------     ---------------------------------------
     Shareholder sign above           Co-holder (if any) sign above


                                                          WITH-   FOR ALL
                                                 FOR      HOLD    EXCEPT
1. Election of Directors:                        [ ]       [ ]      [ ]

Three-year terms:
John W. Drummond
B. Marshall Keys
Clinton C. Lemon, Jr.
George B. Park
George D. Rodgers
Charles J. Rogers
Thomas E. Skelton

Two-year term:

William W. Riser, Jr.

One-year term:

Harold Clinkscales, Jr.


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

                                            For     Against     Abstain

2.  The ratification of the appointment     [ ]       [ ]         [ ]
    of Tourville, Simpson & Caskey,
    Certified Public Accountants, as
    independent public accountant for
    the Company for the fiscal year
    ending December 31, 2000.


3.  In their discretion, upon any other
    business which may properly come
    before the meeting or any
    adjournment thereof.


    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                          COMMUNITY CAPITAL CORPORATION

--------------------------------------------------------------------------------

    THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

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